                               [GRAPHIC OMITTED]

                               SECRETARY OF STATE

                         THE GREAT SEAL OF THE STATE OF
                                     NEVADA

                                STATE OF NEVADA




                               CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that BUYENERGY CORPORATION did on JULY 11, 2001 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.


                             IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on July 11, 2001.

[GRAPHIC OMITTED]

  THE GREAT SEAL OF THE STATE OF          [GRAPHIC OMITTED]
            NEVADA
                                          /s/ Dean Heller
                                          Secretary of State

                                          [GRAPHIC OMITTED]

                                       By /s/ Signature Illegible
                                          Certification Clerk

[GRAPHIC OMITTED]           DEAN HELLER
                            Secretary of State

                            101 North Carson Street, Suite 3
                            Carson City, Nevada 59701-4795
                            (775) 864-5708


                               [GRAPHIC OMITTED]

                                  ARTICLES OF
                                 INCORPORATION
                              (PURSUANT TO NR3 78)

                                 FILED #C18490-01
                                   JUL 11 2001
                                IN THE OFFICE OF
                                [GRAPHIC OMITTED]
                                 /s/ Dean Heller
                         DEAN HELLER SECRETARY OF STATE

                         Important: Read attached instructions before completing form.

                         -----------------------------------------------------------------------------------
1. NAME OF CORPORATION:
   -------------------                    BuyEnergy Corporation
                         -----------------------------------------------------------------------------------

2. RESIDENT AGENT NAME
   -------------------   CSC Services of Nevada, Inc.
   AND STREET ADDRESS:   -----------------------------------------------------------------------------------
   ------------------    Name
   [Copy Unreadable]
   [Copy Unreadable]     502 East John Street     Carson City  NEVADA  89706
                         -------------------------------------        --------------------------------------
                         Street Address               City            Zip Code
3. SHARES:               -----------------------------------------------------------------------------------
   ------
   [Copy Unreadable]     Number of shares                               Number of shares
   [COPY UNREADABLE]     with par value:   50,000,000  Par value $.001  without par value:
   -----------------                     -------------          -------                    -----------------
   [Copy Unreadable]     -----------------------------------------------------------------------------------
4. NAMES, ADDRESSES,     The First Board of Directors/Trustees shall consist of   1  members whose names
   ----------------      and addresses are as follows:
   NUMBER OF BOARD OF
   ------------------    1.     Michael J. Pilgrim
   DIRECTORS/TRUSTEES    -----------------------------------------------------------------------------------
   ------------------    Name

                                5633 Strand Blvd., Suite 313             Naples             FL       34110
                         -----------------------------------------------------------------------------------
                         Street Address                                City                State    Zip Code

                         2.
                         -----------------------------------------------------------------------------------
                         Name

                         -----------------------------------------------------------------------------------
                         Street Address                                City                State    Zip Code

                         3.
                         -----------------------------------------------------------------------------------
                         Name

                         -----------------------------------------------------------------------------------
                         Street Address                                City                State    Zip Code

                         4.
                         -----------------------------------------------------------------------------------
                         Name

                         -----------------------------------------------------------------------------------
                         Street Address                                City                State    Zip Code

                         -----------------------------------------------------------------------------------
5. PURPOSE:              The purpose of this Corporation shall be:
   --------
   [Copy unreadable]                                    To engage in the business of Energy
                         -----------------------------------------------------------------------------------
6. OTHER MATTERS:
   --------------        Number of additional pages attached
   [Copy unreadable]                                         ------------
                         -----------------------------------------------------------------------------------
7. NAMES, ADDRESSES               Michael J. Pilgrim                          /s/ Michael J. Pilgrim
   ----------------      -----------------------------------------------------------------------------------
   AND SIGNATURES OF     Name                                        Signature
   -----------------
   INCORPORATORS:                 5633 Strand Blvd., Suite 313        Naples                  FL      34110
   --------------        ------------------------------------------------------------------------------------
   [Copy unreadable]     Address                                     City                  State    Zip Code
   [Copy unreadable]
   [Copy unreadable]
                         -----------------------------------------------------------------------------------
                         Name                                        Signature

                         -----------------------------------------------------------------------------------
                         Address                                     City                  State    Zip Code

                         -----------------------------------------------------------------------------------
                         Name                                        Signature

                         -----------------------------------------------------------------------------------
                         Address                                     City                  State    Zip Code
                         -----------------------------------------------------------------------------------
8. CERTIFICATE OF
   ACCELERATION OF       I, CSC Services of Nevada, Inc.        hereby accept appointment as Resident Agent
   APPOINTMENT OF           ----------------------------------- for the above named corporation.
   RESIDENT AGENT             CSC Services of Nevada, Inc.

                         By: [copy unreadable]                                        7-11-01
                         -----------------------------------------------------------  ----------------------
                         Authorized Signature of R.A. or On Behalf of R.A. Company    Date

This form must be accompanied by appropriate fees. See attached fee schedule.



(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF                  FILE NUMBER



         BuyEnergy Corporation                                July   2001
-----------------------------------------------------     -----------------------       ---------------------
         (Name of Corporation)                             (Incorporation Date)

A             NEVADA            CORPORATION              FOR THE FILING PERIOD                TO
  ------------------------------                                               ----------------  -------------
       (State of Corporation)
                                                    ----------------------------------------------------------
The corporation's duly appointed                    Office Use Only
resident agent in the State of Nevada
upon whom process can be served is:
-------------------------------------------------   Filed # C18490-01
CSC Services of Nevada, Inc.                        JUL 11 2001
503 East John Street                                IN THE OFFICE OF
Carson City, Nevada 89706                           /s/ Dean Heller
                                                    DEAN HELLER, SECRETARY OF STATE
-------------------------------------------------   -----------------------------------------------------------
Important: Read instructions before preparing and returning this form.
1. [copy unreadable]
2. [copy unreadable]
3. [copy unreadable]
4. [copy unreadable]
5. [copy unreadable]

                                    FILING FEE $86.00               LATE PENALTY $15.00
                                    ---------------------------------------------------
                                               This form must be filed by


----------------------------------------------------------------------------------------------------------------
NAME     Michael J. Pilgrim                           TITLE(S)     PRESIDENT
         5633 Strand Blvd., Suite 313                Naples                     FL             34110
PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
NAME     Michael J. Pilgrim                           TITLE        SECRETARY
         SAME
PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
NAME     Michael J. Pilgrim                           TITLE        TREASURER
         SAME
PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
NAME                                                  TITLE        DIRECTOR

PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
NAME                                                  TITLE        DIRECTOR

PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
NAME                                                  TITLE        DIRECTOR

PO BOX          STREET ADDRESS                       CITY                       ST              ZIP
----------------------------------------------------------------------------------------------------------------
[copy unreadable]

[copy unreadable] Michael J. Pilgrim -- President/Secretary/Treasurer   Date July 11, 2001

                                                               [copy unreadable]

                                STATE OF NEVADA
                               SECRETARY OF STATE


                        I HEREBY CERTIFY THAT THIS IS A
                    TRUE AND COMPLETE COPY OF THE DOCUMENT AS
                              FILED IN [ILLEGIBLE]

                                  JUL 11 2001
                                 /s/ Dean Heller
                                  Dean Heller